UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 27, 2018

TSR, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-8656	13-2635899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oser Avenue, Suite 150, Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 231-0333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

EXPLANATORY NOTE

The purpose of this Amendment No. 2 (this “Amendment”) to the Current Report on Form 8-K dated August 27, 2018, filed with the Securities and Exchange Commission (the “SEC”) by TSR, Inc. (the “Company”) on August 29, 2018, as amended by Amendment No. 1 on Form 8-K/A filed with the SEC by the Company on August 31, 2018 (as amended, the “Report”), is to amend the Company’s disclosures under Item 5.02 regarding the resignation of Regina Dowd from the Company’s Board of Directors. Ms. Dowd advised the Company subsequent to tendering her letter of resignation and the filing of the Report that she had resigned from the Board of Directors due to certain disagreements with the Company. Accordingly, this Amendment amends the Company’s disclosures contained in the Report as set forth in Item 5.02 below.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2018, Regina Dowd tendered her letter of resignation from the Company’s Board of Directors, effective immediately. A copy of Ms. Dowd’s letter to the Company dated August 27, 2018 is furnished herewith as Exhibit 99.1.

By letter dated September 4, 2018, Ms. Dowd stated to the Company that her resignation from the Company’s Board of Directors was due to her disagreement with certain actions taken by the Company and the Board of Directors; specifically, the increase the size of the Board from five directors to seven directors on July 30, 2018; the appointment of Joseph Pennacchio as a Class II director and William Kelly as Class III director on July 30, 2018; receipt of less than 24 hours’ notice of the meetings of the Board at which such actions were discussed and approved; and insufficient discussion by the Board of such matters and the impact on stockholders prior to approving same despite Ms. Dowd’s requests for further discussion. A copy of Ms. Dowd’s letter to the Company dated September 4, 2018 is furnished herewith as Exhibit 99.2.

The Company has provided a copy of the foregoing disclosures to Ms. Dowd, and will furnish a copy of any correspondence it receives from Ms. Dowd in connection therewith as an amendment to this Report within two business days upon the Company’s receipt thereof.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Letter from Regina Dowd dated August 27, 2018

99.2	Letter from Regina Dowd dated September 4, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, INC.
(Registrant)

By:	/s/ John G. Sharkey
John G. Sharkey
Vice President-Finance, Controller and Secretary

Date: September 10, 2018

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter from Regina Dowd dated August 27, 2018

99.2	Letter from Regina Dowd dated September 4, 2018

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